UNITED STATES DEPARTMENT OF COMMERCE
Patent and Trademark Office
ASSISTANT SECRETARY AND COMMISSIONER
OF PATENTS AND TRADEMARKS
Washington, D.C. 20231

AUGUST 05, 1998

PTAS

RECEIVED

AUG 1 0 1998

100727539A

[REDACTED]

[REDACATED]

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT DIVISION OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE MICROFILM COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE EMPLOYEE WHOSE NAME APPEARS ON THIS NOTICE AT 703-308-9723. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, ASSIGNMENT DIVISION, BOX ASSIGNMENTS, CG-4, 1213 JEFFERSON DAVIS HWY, SUITE 320, WASHINGTON, D.C. 20231.

RECORDATION DATE: 05/07/1998

REEL/FRAME: 9204/0925
NUMBER OF PAGES: 3

BRIEF: ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS).

ASSIGNOR:
WILLIAMS, JAMES W., 3RD

DOC DATE: 04/27/1998

ASSIGNEE:
KELSO TEHCNOLOGIES INC.
801-1318 HOMER STREET
VANCOUVER, B.C., CANADA V6B 6A7

SERIAL NUMBER: 09015006
PATENT NUMBER:

FILING DATE: 01/29/1998
ISSUE DATE:

SEDLEY PYNE, PARALEGAL
ASSIGNMENT DIVISION
OFFICE OF PUBLIC RECORDS

FORM PTO-1595
1-31-92

06-04-1998

100727539

ET

U.S. DEPARTMENT OF COMMERCE
Patent and Trademark Office

5-7-98

Tab settings ⇨ ⇨ ⇨ ▼ ▼ ▼ ▼

To the Honorable Commissioner of Pa... ...ched original documents or copy thereof.

1. Name of conveying party(ies):	2. Name and address of receiving party(ies):
James W. Williams, 3rd	Name: Kelso Technologies Inc.
Additional name(s) of conveying party(ies) attached? ☐ yes ☒ no	Internal Address:
3. Nature of Conveyance:	Street Address: 801-1318 Homer Street
☒ Assignment ☐ Merger	City Vancouver State B.C.Canada ZIP V6B 6A7
☐ Security Agreement ☐ Change of Name	Additional name(s) & address(es) attached? ☐ Yes ☒ No
☐ Other	
Execution Date: April 27, 1998	

4. Application number(s) or patent number(s):

If this document is being filed together with a new application, the execution date of the application is: ______

A. Patent Application No.(s)	B. Patent No.(s)
09/015,006	

MAY 07 1998

Additional numbers attached? ☐ Yes ☒ No

5. Name and address of party to whom correspondence concerning document should be mailed:	6. Total number of applications and patents involved: ☐
Name: [REDACTED]	7. Total fee (37 CFR 3.41):........................$ 40
Internal Address:	☐ Enclosed
	☒ Authorized to be changed to deposit account
Street Address: [REDACTED]	8. Deposit account number: 13-2400
City: [REDACTED] State: [REDACTED] ZIP [REDACTED]	(Attach duplicate copy of this page if paying by deposit account)

DO NOT USE THIS SPACE

9. Statement and signature.

To the best of my knowledge and belief, the foregoing information is true and correct and any attached copy is a true copy of the original document.

[REDACTED]	[REDACTED]	May 5, 1998
Name of Person Signing	Signature	Date

Total number of pages comprising cover sheet: 3

OMB No 0651-0011 (exp. 4/94)

Do not detach this portion

Mail documents to be recorded with required cover sheet information to:

06/02/1998 JSHABAZZ 00000063 132400 09015006
Sale Ref: 00000222 DAN: 132400 09015006
01 FC:581 40.00 CH

Commissioner of Patents and Trademarks
Box Assignments
Washington, D.C. 20231

Public burden reporting for this sample cover sheet is estimated to average about 30 minutes per document to be recorded, including time for reviewing the document and gathering the data needed, and completing and reviewing the sample cover sheet. Send comments regarding this burden estimate to the U.S. Patent and Trademark Office, Office of Information Systems, PK2-1000C, Washington, D.C. 20231, and to the Office of Management and Budget, Paperwork Reduction Project, (0651-0011), Washington, D.C. 20503

A S S I G N M E N T

WHEREAS, **JAMES W. WILLIAMS, 3rd**, whose full post office address is [REDACTED] , [REDACTED] , has invented certain new and useful improvements in a Tank Transport Pressure Relief [REDACTED] Velve Assembly

for which he has filed on January 28, 1998 an Application Serial No. 09/015,006 for Letters Patent of the United States of America;

AND WHEREAS, **KELSO TECHNOLOGIES INC.**, a corporation having its head office and principal place of business at 801-1318 Homer Street, Vancouver, British Columbia, Canada V6B 6A7, has acquired from the above inventor his right, title and interest in and to the said invention and any improvements and developments thereof for the United States of America, Canada and all other countries, and in and to the said application and any Letters Patent that may be obtained therefor;

NOW THEREFORE, to all whom it may concern, be it known that for and in consideration of the sum of One Dollar to him in hand paid, the receipt of which is hereby acknowledged, and other good and valuable consideration, the said **JAMES W. WILLIAMS, 3rd** does hereby confirm that he has sold, assigned and transferred, and by these presents does sell, assign and transfer to the said **KELSO TECHNOLOGIES INC.**, its successors and assigns, his right, title and interest in and to the said invention and any improvements and developments thereof, for the United States of America, Canada and for all other countries in and to the invention as fully set forth and described in the specification of the above-identified application for Letters Patent of the United States of America, in and to the said application and any continuations,

division or revisions thereof, and in and to any Letters Patent that may be obtained therefor in the United States of America, Canada and in any other country;

AND the said **JAMES W. WILLIAMS, 3rd** hereby covenants and agrees to do all such things and to execute without further consideration such further lawful documents, assurances, application, and other instruments as may reasonably be required to obtain Letters Patent for the said invention and any improvements or developments thereof, and vest the same in **KELSO TECHNOLOGIES INC.**, its successors and assigns.

AND the said **JAMES W. WILLIAMS, 3rd** hereby grants to P.E. McArdle (Registration No. 26,138). P.K. Holland (Registration No. 28,172), J.R. Lake (Registration No. 31,081), R.A.R. Parsons (Registration No. 28,159), R.S. Mitchell (Registration No. 31,228), W. B. Vass (Registration No. 36,146), and R.G. Hirons (Registration No. 24,666) the power to insert on this assignment any further indication which may be necessary or desirable in order to comply with the requirements of the United States Patent and Trademark Office for its recordal.

IN TESTIMONY WHEREOF the said **JAMES W. WILLIAMS, 3rd** has hereunto set his hand and affixed his seal on the date noted and before the witnesses whose signatures appear below.

JAMES W. WILLIAMS, 3rd

[REDACTED] (Seal)

Date: [REDACTED]

Place [REDACTED]

Witness [REDACTED]

Witness: [REDACTED]

United States Patent and Trademark Office

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Assignments on the Web > Patent Query

Patent Assignment Abstract of Title

NOTE:Results display only for issued patents and published applications. For pending or abandoned applications please consult USPTO staff.

Total Assignments: 1

Patent #: 5855225 **Issue Dt:** 01/05/1999 **Application #:** 09015006 **Filing Dt:** 01/29/1998

Inventor: JAMES W. WILLIAMS, III

Title: TANK TRANSPORT PRESSURE RELIEF VALVE ASSEMBLY

Assignment: 1

Reel/Frame: 009204/0925 **Recorded:** 05/07/1998 **Pages:** 3

Conveyance: ASSIGNMENT OF ASSIGNORS INTEREST (SEE DOCUMENT FOR DETAILS).

Assignor: WILLIAMS, JAMES W., 3RD **Exec Dt:** 04/27/1998

Assignee: KELSO TEHCNOLOGIES INC.
801-1318 HOMER STREET
VANCOUVER, B.C., CANADA V6B 6

Correspondent: TERRENCE L.B. BROWN
3000 SOUTH EADS STREET
ARLINGTON, VA 22202

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